Exhibit 10.22(c)

SECOND ADDENDUM TO LEASE DATED JULY 6, 1994, BY AND BETWEEN H-K ASSOCIATES (LESSOR) AND VIDEONICS, INC. (LESSEE) FOR PREMISES AT 1370 DELL AVENUE, CAMPBELL, CALIFORNIA 95008.

Whereas Lessee desires to renew its above referenced lease, Lessor and Lessee agree to the following changes and additions for a new lease term.

55.	PREMISES: Premises consist of 27,500 square feet of space.

56.	TERM:

The term of the Lease shall be for three (3) years, commencing August 1, 1999, and ending July 31, 2002.

57.	RENT:

Rent shall be based on a NNN lease as per the following: First year - $1.25 per square foot per month. Second year - $1.30 per square foot per month. Third year - $1.35 per square foot per month.

58.	RIGHT TO RENEW LEASE:

Lessee shall have the right to renew this Lease for two 1 year periods. Lessee shall give Lessor written notice of its intent to renew not less than 180 days prior to the expiration of the Lease Rent for the renewal shall be as follows:

First renewal - $1.40 NNN per square foot per month.
Second renewal - $1.45 NNN per square foot per month.

59.	SECURITY DEPOSIT:

Lessee shall deposit with Lessor an additional amount of $27,050.00 as security for Lessee’s faithful performance of Lessee’s obligation hereunder. The payment of the added deposit shall be as follows:

May 1, 1999, $7,050.00.
September 30, 1999, $5,000.00.
December 31, 1999, $5,000.00.
March 31, 2000, $5,000.00.
June 30, 2000, $5,000.00.
This will bring Lessee’s total security deposit to $37,125.00.

60.	OCCUPANCY:

Whereas Lessee presently occupies the Premises, Lessee agrees to accept said Premises in their present state and condition.

61.	CANCELLATION OPTION AND BUY OUT:

Lessee shall have the option to cancel this Lease, provided, Lessee gives Lessor a minimum of 180 days written notice prior to cancelling said Lease.
The cost to Lessee to cancel the Lease shall be as follows:

a. To cancel during the period of months one (1) through twelve (12) Lessee shall pay to Lessor an amount equal to three (3) months rent.
b. To cancel during the period of months thirteen (13) through twenty four (24) Lessee shall pay to Lessor an amount equal to two (2) months rent.
c. To cancel during the period of months twenty five (25) through thirty six (36) Lessee shall pay to Lessor an amount equal to one (1) months rent.

All other terms and conditions shall be as stated in the Lease dated July 6, 1994.

H-K ASSOCIATES		VIDEONICS, INC.

By	/s/ Neil Hamm	By	/s/ James McNeil1

Title	General Partner	Title	SVP

Date	4-27-99	Date	4/27/99